                                 EXHIBIT (m)(2)

                     Form of Revised Schedule A to the Multiple Class Plan is filed herewith.

                                                     As Revised November 7, 2002

                                FORM OF EXHIBIT A
                           to the Multiple Class Plan


                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Institutional Shares

         Each of the portfolios of the BB&T Funds (the "Trust") set forth below shall be covered by the Multiple Class Plan adopted by the Trust and to which this Exhibit is attached with respect to the Class A Shares, the Class B Shares, the Class C Shares, and the Institutional Shares of such portfolio as indicated:


Large Company Value Fund                    Capital Appreciation Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Class B Shares
         Class C Shares                              Class C Shares
         Institutional Shares                        Institutional Shares

Balanced Fund                               Mid Cap Value Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Class B Shares
         Class C Shares                              Class C Shares
         Institutional Shares                        Institutional Shares

Large Company Growth Fund                   Short-Intermediate U.S. Government
         Class A Shares                     Income Fund
         Class B Shares                              Class A Shares
         Class C Shares                              Institutional Shares
         Institutional Shares

Small Company Growth Fund                   Intermediate U.S. Government Bond Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Class B Shares
         Class C Shares                              Class C Shares
         Institutional Shares                        Institutional Shares

International Equity Fund
         Class A Shares
         Class B Shares
         Class C Shares


         Institutional Shares


Intermediate Corporate Bond Fund            North Carolina Intermediate Tax-Free Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Institutional Shares
         Class C Shares
         Institutional Shares               South Carolina Intermediate Tax-Free Fund
                                                     Class A Shares
                                                     Institutional Shares

Virginia Intermediate Tax-Free Fund
         Class A Shares                     West Virginia Intermediate Tax-Free Fund
         Institutional Shares                        Class A Shares
                                                     Institutional Shares
Prime Money Market Fund
         Class A Shares                     U.S. Treasury Money Market Fund
         Class B Shares                              Class A Shares
         Institutional Shares                        Class B Shares
                                                     Institutional Shares

Capital Manager Conservative Growth Fund    Capital Manager Moderate Growth Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Class B Shares
         Class C Shares                              Class C Shares
         Institutional Shares                        Institutional Shares

Capital Manager Growth Fund
         Class A Shares
         Class B Shares
         Class C Shares
         Institutional Shares

Capital Manager Aggressive Growth Fund      Small Company Value Fund
         Class A Shares                              Class A Shares
         Class B Shares                              Class B Shares
         Class C Shares                              Class C Shares
         Institutional Shares                        Institutional Shares

Georgia Intermediate Tax-Free Fund          Kentucky Intermediate Tax-Free Fund
         Class A Shares                              Class A Shares
         Institutional Shares                        Institutional Shares

Maryland Intermediate Tax-Free Fund
         Class A Shares

         Institutional Shares



                                     C-155